UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,		75201-6927
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
     On August 4, 2005, Holly Corporation (the “Company”) issued a press release announcing the Company’s second quarter of 2005 results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

99.1 — Press Release of the Company issued August 4, 2005.*

* Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
	By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Date: August 5, 2005		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Press Release of the Company issued August 4, 2005.